Schedule A

List of Entities Covered by the Global Custody and Fund Accounting Agreement

Amended as of February 16, 2012

JPMorgan Institutional Trust

JPMorgan Intermediate Bond Trust

JPMorgan Core Bond Trust

JPMorgan Equity Index Trust

J.P. Morgan Fleming Mutual Fund Group, Inc

JPMorgan Mid Cap Value Fund

J.P. Morgan Mutual Fund Group

JPMorgan Short Term Bond Fund II

J.P. Morgan Mutual Fund Investment Trust

JPMorgan Growth Advantage Fund

JPMorgan Insurance Trust

JPMorgan Insurance Trust Core Bond Portfolio

JPMorgan Insurance Trust Equity Index Portfolio

JPMorgan Insurance Trust International Equity Portfolio

JPMorgan Insurance Trust Intrepid Growth Portfolio

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

JPMorgan Insurance Trust Mid Cap Growth Portfolio

JPMorgan Insurance Trust Mid Cap Value Portfolio

JPMorgan Insurance Trust Small Cap Core Portfolio

JPMorgan Insurance Trust U.S. Equity Portfolio

JPMorgan Trust I

Highbridge Dynamic Commodities Strategy Fund

Highbridge Statistical Market Neutral Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

JPMorgan Alternative Strategies Fund

JPMorgan Asia Equity Fund

JPMorgan Asia Pacific Focus Fund

JPMorgan California Municipal Money Market Fund

JPMorgan California Tax Free Bond Fund

JPMorgan China Region Fund

JPMorgan Credit Opportunities Fund

JPMorgan Current Income Fund

JPMorgan Current Yield Money Market Fund

JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund

JPMorgan Trust I (continued)

JPMorgan Diversified Real Return Fund

JPMorgan Dynamic Growth Fund

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Debt Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Local Currency Debt Fund (effective upon the effectiveness of the Fund’s registration statement)

JPMorgan Equity Focus Fund

JPMorgan Ex-G4 Currency Strategies Fund

JPMorgan Federal Money Market Fund

JPMorgan Floating Rate Income Fund

JPMorgan Global Allocation Fund

JPMorgan Global Equity Income Fund

JPMorgan Global Opportunities Fund

JPMorgan Global Natural Resources Fund

JPMorgan Global Unconstrained Equity Fund

JPMorgan Growth and Income Fund

JPMorgan Growth Long/Short Fund

JPMorgan Income Builder Fund

JPMorgan India Fund

JPMorgan Inflation Managed Bond Fund

JPMorgan Intermediate Tax Free Bond Fund

JPMorgan International Currency Income Fund

JPMorgan International Equity Fund

JPMorgan International Opportunities Fund

JPMorgan International Opportunities Plus Fund

JPMorgan International Realty Fund

JPMorgan International Small Cap Equity Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan International Value SMA Fund

JPMorgan Intrepid America Fund

JPMorgan Intrepid European Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid International Fund

JPMorgan Intrepid Multi Cap Fund

JPMorgan Intrepid Value Fund

JPMorgan Latin America Fund

JPMorgan Managed Income Fund

JPMorgan Mid Cap Core Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Multi-Cap Long/Short Fund

JPMorgan Trust I (continued)

JPMorgan Multi-Sector Income Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan New York Tax Free Bond Fund

JPMorgan Prime Money Market Fund

JPMorgan Real Return Fund

JPMorgan Research Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

JPMorgan Russia Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan SmartAllocation Equity Fund (effective upon the effectiveness of the Fund’s registration statement)

JPMorgan SmartAllocation Income Fund (effective upon the effectiveness of the Fund’s registration statement)

JPMorgan SmartRetirement Blend Income Fund (effective upon the effectiveness of the Fund’s registration statement)

JPMorgan SmartRetirement Blend 2015 Fund (effective upon the effectiveness of the Fund’s registration statement)

JPMorgan SmartRetirement Blend 2020 Fund (effective upon the effectiveness of the Fund’s registration statement)

JPMorgan SmartRetirement Blend 2025 Fund (effective upon the effectiveness of the Fund’s registration statement)

JPMorgan SmartRetirement Blend 2030 Fund (effective upon the effectiveness of the Fund’s registration statement)

JPMorgan SmartRetirement Blend 2035 Fund (effective upon the effectiveness of the Fund’s registration statement)

JPMorgan SmartRetirement Blend 2040 Fund (effective upon the effectiveness of the Fund’s registration statement)

JPMorgan SmartRetirement Blend 2045 Fund (effective upon the effectiveness of the Fund’s registration statement)

JPMorgan SmartRetirement Blend 2050 Fund (effective upon the effectiveness of the Fund’s registration statement)

JPMorgan SmartRetirement Blend 2055 Fund (effective upon the effectiveness of the Fund’s registration statement)

JPMorgan Strategic Income Opportunities Fund

JPMorgan Strategic Preservation Fund

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware High Income Fund

JPMorgan Tax Aware Income Opportunities Fund

JPMorgan Tax Aware Real Return Fund

JPMorgan Tax Aware Real Return SMA Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Total Emerging Markets Fund

JPMorgan Total Return Fund

JPMorgan U.S. Dynamic Plus Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Large Cap Core Plus Fund II

JPMorgan U.S. Large Cap Value Plus Fund

JPMorgan U.S. Research Equity Plus Fund

JPMorgan U.S. Small Company Fund

JPMorgan Value Advantage Fund

JPMorgan Value Discovery Fund

Security Capital U.S. Core Real Estate Securities Fund

JPMorgan Trust II

JPMorgan Arizona Municipal Bond Fund

JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund

JPMorgan Equity Income Fund

JPMorgan Equity Index Fund

JPMorgan Government Bond Fund

JPMorgan High Yield Fund

JPMorgan International Equity Index Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth & Income Fund

JPMorgan Investor Growth Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan Limited Duration Bond Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan Market Expansion Index Fund

JPMorgan Michigan Municipal Bond Fund

JPMorgan Michigan Municipal Money Market Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Municipal Income Fund

JPMorgan Municipal Money Market Fund

JPMorgan Ohio Municipal Bond Fund

JPMorgan Ohio Municipal Money Market Fund

JPMorgan Short Duration Bond Fund

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan Tax Free Bond Fund

JPMorgan Treasury & Agency Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Real Estate Fund

JPMorgan U.S. Treasury Plus Money Market Fund

UM Investment Trust

Undiscovered Managers Multi-Strategy Fund

Undiscovered Managers Funds

JPMorgan Realty Income Fund

Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavioral Value Fund

Pacholder High Yield Fund, Inc.

This Schedule A supersedes and replaces any previously executed Schedule A between the parties.

*    *    *    *    *    *

JPMorgan Trust I

JPMorgan Trust II

Undiscovered Managers Funds

J.P. Morgan Mutual Fund Group

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

UM Investment Trust

JPMorgan Institutional Trust

JPMorgan Insurance Trust

Pacholder High Yield Fund, Inc.

By:	/s/ Joy C. Dowd

Name:	Joy C. Dowd

Title:	Treasurer

Date:

JPMorgan Chase Bank, N.A.

By:	/s/ Tim Hornbrook

Name:	Tim Hornbrook

Title:	Executive Director

Date: